Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Fund

(the “Fund”)

Supplement dated August 11, 2016 to the Summary Prospectus dated October 1, 2015,

as supplemented and amended to date

The following changes to the Fund’s Summary Prospectus are effective immediately:

In the section entitled “Fund Summary: Small Cap Fund – Investment Adviser,” the information with respect to T. Rowe Price Associates, Inc. (“T. Rowe”) in the table captioned “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Gregory A. McCrickard*	2000	Portfolio Manager
Frank M. Alonso	2016	Portfolio Manager
* As of October 1, 2016, Gregory A. McCrickard will no longer be a portfolio manager of the Fund.

Capitalized terms used but not defined herein shall have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.